Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                      9/15/98


Coupon                                                  5.6750%


Excess Protection Level
   3 Month Average  6.19%
     October, 1996  6.16%
     September, 1996  6.09%
     August, 1996  6.30%



Cash Yield                                              18.24%


Investor Charge Offs                                    3.71%


Base Rate                                               8.36%


Over 35 Day Delinquency                                 4.81%


Seller's Interest                                       21.94%


Total Payment Rate                                      10.45%


Total Principal Balance                                $8,198,525,378.32


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,798,525,378.27